UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2019 (June 26, 2019)

RPT REALTY
(Exact name of registrant as specified in its Charter)

Maryland	1-10093	13-6908486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19 W 44th Street, Suite 1002 New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 221-1261

31500 Northwestern Highway, Suite 300, Farmington Hills, Michigan 48334
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Shares of Beneficial Interest ($0.01 Par Value Per Share)	RPT	New York Stock Exchange
7.25% Series D Cumulative Convertible Perpetual Preferred Shares of Beneficial Interest ($0.01 Par Value Per Share)	RPT PRD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5.     Corporate Governance and Management.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Catherine Clark Transition Agreement

Effective June 29, 2019 (the “Transition Date”), Catherine Clark, Executive Vice President-Transactions of RPT Realty (the “Company”), will be retiring and resigning from her executive position. Ms. Clark has agreed to continue on a part time basis to transition and complete outstanding items. Her last day of employment with the Company (the “Separation Date”) is expected to be no later than December 31, 2019. Ms. Clark’s transition is not the result of any disagreement with the Company regarding its operations, policies or practices.

The Company and Ms. Clark entered into a transition agreement, dated June 26, 2019 (the “Transition Agreement”). Under the Transition Agreement, Ms. Clark will be paid a gross amount of $6,635.62 per bi-weekly pay period during her at-will employment starting as of the Transition Date. The Transition Agreement otherwise entitles Ms. Clark to receive severance benefits consistent with the Agreement Regarding Severance with Ms. Clark dated April 27, 2018 except that, (i) within 30 days of the Transition Date, Ms. Clark will receive a one-time, lump-sum payment of $67,101, representing the unpaid balance of Ms. Clark’s performance award for the 2016-2018 performance period and (ii) provided Ms. Clark signs a release agreement within 21 days of the Separation Date and does not exercise her revocation right, Ms. Clark will be paid $87,250, representing the balance of her 2019 bonus payment, within 14 days of the expiration of the revocation period for the release.

Forms of Award Agreements under the 2019 Omnibus Long-Term Incentive Plan

On June 27, 2019, the Board of Trustees of the Company approved the form of Performance Share Unit Award Notice and Restricted Share Award Notice for grants to the Company’s executive officers and other employees and the form of Restricted Share Award Notice for grants to the Company’s non-employee trustees, in each case, under the 2019 Omnibus Long-Term Incentive Plan.  Copies of the forms of award agreements are attached hereto as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Section 9.     Financial Statements and Exhibits.

Item 9.01.     Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit	Description
10.1	Form of Performance Share Unit Award Notice Under the 2019 Omnibus Long-Term Incentive Plan.
10.2	Form of Restricted Share Award Notice Under the 2019 Omnibus Long-Term Incentive Plan.
10.3	Form of Restricted Share Award Notice Under the 2019 Omnibus Long-Term Incentive Plan For Non-Employee Trustees.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RPT REALTY

Date:	June 28, 2019	By: /s/ MICHAEL P. FITZMAURICE
Michael P. Fitzmaurice
Executive Vice President and Chief Financial Officer